Fees Summary	Sep. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,491,582,500.00
Previously Paid Amount	0.00
Total Fee Amount	687,661.29
Total Offset Amount	0.00
Net Fee	$ 687,661.29
Final Prospectus	false